                                                                   EXHIBIT 10.25

                THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
                ----------------------------------------------


     THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Third Amendment") is made and entered into as of the 18th day of June, 1999, by and between PONY EXPRESS DELIVERY SERVICES, INC., a Delaware corporation, ("Borrower") and FLEET ACQUISITION CORP., a Nevada corporation ("Pledgor"), and NATIONSCREDIT COMMERCIAL CORPORATION THROUGH ITS NATIONSCREDIT COMMERCIAL FUNDING DIVISION, a Delaware corporation ("Lender").

     WHEREAS, Borrower and Lender entered into that certain Loan and Security Agreement dated May 29, 1998, wherein Lender agreed to make available to Borrower a revolving line of credit facility up to the maximum principal amount of $9,000,000, which said Loan and Security Agreement has been previously amended as set forth pursuant to the terms of the First Amendment to Loan and Security Agreement dated September 30, 1998 and the Second Amendment to Loan and Security Agreement dated October 20, 1998 (hereinafter, as may be amended from time to time in the future, referred to as the "Loan Agreement") (capitalized terms contained herein and not defined herein shall have the respective meanings ascribed to them in the Loan Agreement);

     WHEREAS, Borrower has requested that Lender permit SKYNET HOLDINGS, INC., a Delaware corporation, to acquire the outstanding capital stock of Borrower, a purpose not otherwise permitted under the Loan Documents;

     WHEREAS, Pledgor and Lender entered into that certain Security Agreement dated June ___, 1999; and

     WHEREAS, the Borrower, Pledgor and Lender now desire to amend the Loan Agreement in accordance with the terms and conditions stated herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Lender hereby consents to the acquisition by SKYNET HOLDINGS, INC., a Delaware corporation, of the outstanding capital stock of Borrower, a purpose not otherwise permitted under the Loan Documents.

     2. The Loan Agreement is hereby amended to include as a party thereto Fleet Acquisition Corp., a Nevada corporation, whose chief executive office is located at 4705 South Valley View Blvd., Las Vegas, Nevada 89103.

     3.   Amount.  Section 1.1 of the Loan Agreement is hereby amended by
          ------
renumbering subsection "(iv)" and subsection "(v)" as subsection "(v)" and subsection "(vi)", respectively, and by adding the following new subsection "(iv)":

                                    "minus

          (iv) the excess availability of One Million Dollars ($1,000,000) (on an aggregate basis with Courier Express, Inc.) which shall be the minimum excess availability required hereunder."

     4.   Reserves. Section 1.2 of the Loan Agreement is hereby amended by
          --------
replacing "Borrower" in the first sentence of Section 1.2 with "Borrower, Pledgor".

     5.   Minimum Borrowing. The Loan Agreement is hereby amended by changing
          -----------------
the first sentence of Section 1.5 to read as follows:

     "Subject to the terms and conditions of this Agreement, Borrower agrees to
(i) borrow sufficient amounts to cause the outstanding principal balance of the Loans to equal or exceed, at all times prior to the Maturity Date, the Minimum Loan Amount set forth in Section 4 of Schedule A and (ii) maintain Availability in conjunction with Pledgor sufficient to enable Borrower to do so."

     6.   Lock Boxes and Blocked Accounts. The Loan Agreement is hereby amended
          -------------------------------
by deleting Section 4.1 and inserting the following Section 4.1 in lieu thereof:

     "4.1 Lock Boxes and Blocked Accounts. Borrower and Pledgor will, at the expense of each, establish (and revise from time to time as Lender may require) collection procedures acceptable to Lender, in Lender's sole discretion, for the collection of checks, wire transfers and other proceeds of Accounts ("Account Proceeds"), which may include (i) directing all Account Debtors to send all such proceeds directly to a post office box designated by Lender either in the name of Borrower or Pledgor (but as to which Lender has exclusive access) or, at Lender's option, in the name of Lender (a "Lock Box") or (ii) depositing all Account Proceeds received by Borrower or Pledgor into one or more bank accounts maintained in Lender's name (each, a "Blocked Account"), under an arrangement acceptable to Lender with a depository bank acceptable to Lender, pursuant to which all funds deposited into each Blocked Account are to be transferred to Lender in such manner, and with such frequency, as Lender shall specify or
(iii)a combination of the foregoing. Borrower and Pledgor each agree to execute, and to cause their depository banks to execute, such Lock Box and Blocked Account agreements and other documentation as Lender shall require from time to time in connection with the foregoing."

     7.   Remittance of Proceeds. Section 4.2 of the Loan Agreement is hereby
          ----------------------
amended by replacing "Borrower" in Section 4.2 with "Borrower or Pledgor, as the case may be" and by replacing "Borrower's" in Section 4.2 with "Borrower's or Pledgor's, as the case may be".

     8.   Notification; Verification. Section 4.4 of the Loan Agreement is
          --------------------------
hereby amended by replacing "Borrower" in Section 4.4 with "Borrower, Pledgor".

     9.   Power of Atttorney. The Loan Agreement is hereby amended by deleting
          ------------------
Section 4.5 and inserting the following Section 4.5 in lieu thereof:

     "4.5 Power of Attorney. Borrower and Pledgor hereby grant to Lender an irrevocable power of attorney, coupled with an interest, authorizing and permitting Lender (acting through any of its officers, employees, attorneys or agents), at any time (whether or not a Default or Event of Default has occurred and is continuing, except as expressly provided below), at Lender's option, but without obligation, subject prior to Default or and Event of Default to having given prior notice to Borrower or Pledgor, and at Borrower's or Pledgor's expense, as the case may be, to do any or all of the following, in Borrower's name, Pledgor's name or otherwise: (i) execute on behalf of Borrower or Pledgor any documents that Lender may, in its sole discretion, deem advisable in order to perfect and maintain Lender's security interests in the Collateral, to exercise a right of Borrower, Pledgor or Lender, or to fully consummate all the transactions contemplated by this Agreement and the other Loan Documents (including such financing statements and continuation financing statements, and amendments thereto, as Lender shall deem necessary or appropriate) and to file as a financing statement any copy of this Agreement or any financing statement signed by Borrower or Pledgor; (ii) execute on behalf of Borrower or Pledgor any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or lease (as lessor or lessee) any real or personal property which is part of the Collateral or in which Lender has an interest;
(iii) execute on behalf of Borrower or Pledgor any invoices relating to any Accounts, any draft against any Account Debtor, any proof of claim in bankruptcy, any notice of Lien or claim, and any assignment or satisfaction of mechanic's, materialman's or other Lien; (iv) execute on behalf of Borrower or Pledgor any notice to any Account Debtor; (v) receive and otherwise take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; (vi) endorse Borrower's or Pledgor's name on all checks and other forms of remittances received by Lender; (vii) pay, contest or settle any Lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (viii) after the occurrence of a Default or Event of Default, grant extensions of time to pay, compromise claims relating to, and settle Accounts, Chattel Paper and General Intangibles for less than face value and execute all releases and other documents in connection therewith;
(ix) pay any sums required on account of Borrower's or Pledgor's taxes or to secure the release of any Liens therefor; (x) pay any amounts necessary to obtain, or maintain in effect, any of the insurance described in Section 5.12;
(xi) settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (xii) instruct any third party having custody or control of any Collateral or books or records belonging to, or relating to, Borrower or Pledgor to give Lender the same rights of access and other rights with respect thereto as Lender has under this Agreement; and
(xiii) after the occurrence of a Default or Event of Default, change the address for delivery of Borrower's or Pledgor's mail and receive and open all mail addressed to Borrower or Pledgor. Any and all sums paid, and any and all costs, expenses, liabilities, obligations and reasonable attorneys' fees incurred, by Lender with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Borrower and Pledgor agree that Lender's rights under the foregoing power of attorney or any of Lender's other rights under this Agreement or the other Loan Documents shall not be construed to indicate that Lender is in control of the business, management or properties of Borrower or Pledgor."

     10.   Disputes. Section 4.6 of the Loan Agreement is hereby amended by
           --------
replacing "Borrower" in Section 4.6 with "Borrower and Pledgor".

     11.   Invoices. Section 4.7 of the Loan Agreement is hereby amended by
           --------
replacing "Borrower" in Section 4.7 with "Borrower and Pledgor".

     12.   Access to Collateral, Books Records. The Loan Agreement is hereby
           -----------------------------------
amended by deleting Section 4.9 and inserting the following Section 4.9 in lieu thereof:

     "4.9 Access to Collateral, Books and Records. At reasonable times, and on one Business Day's notice, prior to the occurrence of a Default or an Event of Default, and at any time and with or without notice after the occurrence of a Default or an Event of Default, Lender or its agents shall have the right to inspect the Collateral, and the right to examine and copy Borrower's or Pledgor's books and records. Lender shall take reasonable steps to keep confidential all information obtained in any such inspection or examination, but Lender shall have the right to disclose any such information to its auditors, regulatory agencies, attorneys and participants, and pursuant to any subpoena or other legal process. Borrower and Pledgor agree to give Lender access to any or all of Borrower's or Pledgor's premises to enable Lender to conduct such inspections and examinations. Such inspections and examinations shall be at Borrower's or Pledgor's expense, as the case may be, and the charge therefor shall be $______ per person per day (or such higher amount as shall represent Lender's then current standard charge), plus reasonable out-of-pocket expenses. Lender may, at Borrower's or Pledgor's expense, use Borrower's or Pledgor's personnel, computer and other equipment, programs, printed output and computer readable media, supplies and premises for the collection, sale or other disposition of Collateral to the extent Lender, in its sole discretion, deems appropriate. Borrower and Pledgor hereby irrevocably authorize all accountants and third parties to disclose and deliver to Lender, at Borrower's or Pledgor's expense, as the case may be, all financial information, books and records, work papers, management reports and other information in their possession regarding Borrower or Pledgor. Borrower or Pledgor will not enter into any agreement with any accounting firm, service bureau or third party to store Borrower's or Pledgor's books or records at any location other than Borrower's or Pledgor's Address without first obtaining Lender's written consent (which consent may be conditioned upon such accounting firm, service bureau or other third party agreeing to give Lender the same rights with respect to access to books and records and related rights as Lender has under this Agreement).

     13.   REPRESENTATIONS, WARRANTIES AND COVENANTS. The Loan Agreement is
           -----------------------------------------
hereby amended by adding the following introductory paragraph at the beginning of Section 5:

    "To induce Lender to amend this Agreement, Pledgor entered into that certain Security Agreement by and between Pledgor and Lender dated June ___, 1999 (herein the "Pledgor Security Agreement") wherein Pledgor in Section 4 thereof made certain representations, warranties and covenants. Section 4 of the Pledgor Security Agreement in its entirety and the representations, warranties and covenants of Pledgor set forth therein are hereby incorporated herein by this reference and made a part hereof as though fully set forth herein. In addition to the representations, warranties and covenants from the Pledgor Security Agreement incorporated herein by this Section 5, Pledgor hereby agrees to deliver to Lender by 5:00 p.m. Pacific Standard Time on Thursday of each and every week following the execution of this provision, a consolidated aging of Pledgor's Accounts, Chattel Paper and notes receivable, all in such form, and together with such additional certificates, schedules and other information with respect to the Collateral or the business of Pledgor, as Lender shall request; provided, that Pledgor's failure to execute and deliver the same shall not affect or limit Lender's security interests and other rights in any of the Accounts, nor shall Lender's failure to advance or lend against a specific Account affect or limit Lender's security interest and other rights therein.

     14.   Negative Covenants. Section 5.18 of the Loan Agreement is hereby
           ------------------
amended by deleting everything following "... if Borrower is not a corporation," in and of subsection (viii) thereof.

     15.   Release. The Loan Agreement is hereby amended by deleting Section 6.1
           -------
and inserting the following Section 6.1 in lieu thereof:

     "6.1 Release. Borrower and Pledgor hereby release Lender and its Affiliates and their respective directors, officers, employees, attorneys and agents and any other Person affiliated with or representing Lender (the "Released Parties") from any and all liability arising from acts or omissions under or pursuant to this Agreement, whether based on errors of judgment or mistake of law or fact, except for those arising from willful misconduct. However, in no circumstance will any of the Released Parties be liable for lost profits or other special or consequential damages. Such release is made on the date hereof and remade upon each request for a Loan or Credit Accommodation by Borrower. Without limiting the foregoing:

           (a) Lender shall not be liable for (i) any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gave rise to an Account; (ii) any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Account; (iii) settling any Account in good faith for less than the full amount thereof; or (iv) any of Borrower's or Pledgor's obligations under any contract or agreement giving rise to an Account; and

           (b) In connection with Credit Accommodations or any underlying transaction, Lender shall not be responsible for the conformity of any goods to the documents presented, the validity or genuineness of any documents, delay, default or fraud by Borrower or Pledgor, shippers and/or any other Person. Borrower and Pledgor agree that any action taken by Lender, if taken in good faith, or any action taken by an issuer of any Credit Accommodation, under or in connection with any Credit Accommodation, shall be binding on Borrower and Pledgor and shall not create any resulting liability to Lender. In furtherance thereof, Lender shall have the full right and authority to clear and resolve any questions of non-compliance of documents, to give any instructions as to acceptance or rejection of any documents or goods, to execute for Borrower's or Pledgor's account any and all applications for steamship or airway guaranties, indemnities or delivery orders, to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances or documents, and to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the Credit Accommodations or applications and other documentation pertaining thereto."

     16.  Indemnity. Section 6.2 of the Loan Agreement is hereby amended by
          ---------
replacing "Borrower" in Section 6.2 with "Borrower and Pledgor".

     17.  Effect of Termination. Section 7.4 of the Loan Agreement is hereby
          ---------------------
amended by replacing "Borrower" in Section 7.4 with "Borrower or Pledgor, as the case may be".

     18.  Events of Default. The Loan Agreement is hereby amended by changing
          -----------------
Section 8.1, to read as follows:

          "(xiv) if an Event of Default occurs under any Loan and Security Agreement between Lender and an Affiliate of Borrower, including but not limited to that certain Loan and Security Agreement between Lender and Courier Express, Inc., dated October __, 1998, or under that certain Security Agreement dated June ___, 1999 by and between Pledgor and Lender."

     19.  Notices. Section 9.1 of the Loan Agreement is hereby amended by
          -------
replacing "Borrower" in Section 9.1 with "Borrower or Pledgor".

     20.  Waivers. Section 9.4 of the Loan Agreement is hereby amended by
          -------
replacing "Borrower" in Section 9.4 with "Borrower or Pledgor or both, as the case may be".

     21.  Amendment. Section 9.5 of the Loan Agreement is hereby amended by
          ---------
replacing "Borrower" in Section 9.5 with "Borrower or Pledgor, as the case may be".

     22.  Time of Essence. Section 9.6 of the Loan Agreement is hereby amended
          ---------------
by replacing "Borrower" in Section 9.6 with "Borrower or Pledgor, as the case may be".

     23.  Attorneys Fees and Costs. Section 9.7 of the Loan Agreement is hereby
          ------------------------
amended by replacing "Borrower" in Section 9.7 with "Borrower or Pledgor, as the case may be" and by replacing "Borrower's" in Section 9.7 with "Borrower's and Pledgor's, as the case may be".

     24.  Definitions. The Loan Agreement is hereby amended by adding the
          -----------
following definition:

          ""Pledgor" means Fleet Acquisition Corp., a Nevada corporation, party to that certain Security Agreement dated June ___, 1999 by and between Pledgor and Lender.

          and by deleting the definitions of "Account", "Dilution Percentage", "Eligible Account", and "Loan Documents" contained therein and inserting the following definitions of "Account", "Dilution Percentage", "Eligible Account", and "Loan Documents", respectively, in lieu thereof:

          ""Account" means any right to payment of Borrower or Pledgor for Goods sold or leased or for services rendered which is not evidenced by an Instrument or Chattel Paper whether or not it has been earned by performance."

          ""Dilution Percentage" means the gross amount of all returns, allowances, discounts, credits, write-offs and similar items relating to Accounts of Borrower and Pledgor computed as a percentage of the gross sales of Borrower and Pledgor, respectively, calculated on a ninety (90) day rolling average."

          ""Eligible Account" means, at any time of determination, an Account which satisfies the general criteria set forth below and which is otherwise acceptable to Lender (provided, that Lender may, in its sole discretion, change the general criteria for acceptability of Eligible Accounts upon at least fifteen days' prior notice to Borrower and Pledgor). An Account shall be deemed to meet the current general criteria if (i) neither the Account Debtor nor any of its Affiliates is an Affiliate, creditor or supplier of Borrower or Pledgor;
(ii) it does not remain unpaid more than the earlier to occur of (A) the number of days after the original invoice date set forth in Section 5(a) of Schedule A or (B) the number of days after the original invoice due date set forth in
Section 5(b) of Schedule A; (iii) the Account Debtor or its Affiliates are not past due on other Accounts owing to Borrower or Pledgor comprising more than 25% of all of the Accounts owing to Borrower or Pledgor by such Account Debtor or its Affiliates; (iv) all Accounts owing by the Account Debtor or its Affiliates do not represent more than 20% of all otherwise Eligible Accounts (provided, that Accounts which are deemed to be ineligible solely by reason of this clause
(iv) shall be considered Eligible Accounts to the extent of the amount thereof which does not exceed 20% of all otherwise Eligible Accounts); (v) no covenant, representation or warranty contained in this Agreement with respect to such Account (including any of the representations set forth in Section 5.4) has been breached; (vi) the Account is not subject to any contra relationship, counterclaim, dispute or set-off (provided, that Accounts which are deemed to be ineligible solely by reason of this clause (vi) shall be considered Eligible Accounts to the extent of the amount thereof which is not affected by such contra relationships, counterclaims, disputes or set-offs); (vii) the Account Debtor's chief executive office or principal place of business is located in the United States or Provinces of Canada which have adopted the Personal Property Security Act or a similar act, unless (A) the sale is fully backed by a letter of credit, guaranty or acceptance acceptable to Lender in its sole discretion, and if backed by a letter of credit, such letter of credit has been issued or confirmed by a bank satisfactory to Lender, is sufficient to cover such Account, and if required by Lender, the original of such letter of credit has been delivered to Lender or Lender's agent and the issuer thereof notified of the assignment of the proceeds of such letter of credit to Lender or (B) such Account is subject to credit insurance payable to Lender issued by an insurer and on terms and in an amount acceptable to Lender; (viii) it is absolutely owing to Borrower or Pledgor and does not arise from a sale on a bill-and-hold, guarantied sale, sale-or-return, sale-on-approval, consignment, retainage or any other repurchase or return basis or consist of progress billings; (ix) Lender shall have verified the Account in a manner satisfactory to Lender; (x) the Account Debtor is not the United States of America or any state or political subdivision (or any department, agency or instrumentality thereof), unless Borrower or Pledgor has complied with the Assignment of Claims Act of 1940 (31 U.S.C. (S)203 et seq.) or other applicable similar state or local law in a manner satisfactory to Lender; (xi) it is at all times subject to Lender's duly perfected, first priority security interest and to no other Lien that is not a Permitted Lien, and the goods giving rise to such Account (A) were not, at the time of sale, subject to any Lien except Permitted Liens and (B) have been delivered to and accepted by the Account Debtor, or the services giving rise to such Account have been performed by Borrower or Pledgor and accepted by the Account Debtor; (xii) the Account is not evidenced by Chattel Paper or an Instrument of any kind and has not been reduced to judgment; (xiii) the Account Debtor's total indebtedness to Borrower or Pledgor does not exceed the amount of any credit limit established by Borrower, Pledgor or Lender and the Account Debtor is otherwise deemed to be creditworthy by Lender (provided, that Accounts which are deemed to be ineligible solely by reason of this clause
(xiii) shall be considered Eligible Accounts to the extent the amount of such Accounts does not exceed the lower of such credit limits); (xiv) there are no facts or circumstances existing, or which could reasonably be anticipated to occur, which might result in any adverse change in the Account Debtor's financial condition or impair or delay the collectibility of all or any portion of such Account; (xv) Lender has been furnished with all documents and other information pertaining to such Account which Lender has requested, or which Borrower or Pledgor is obligated to deliver to Lender, pursuant to this Agreement or the Loan Documents; (xvi) Borrower or Pledgor has not made an agreement with the Account Debtor to extend the time of payment thereof beyond the time periods set forth in clause (ii) above; and (xvii) Borrower or Pledgor has not posted a surety or other bond in respect of the contract under which such Account arose."

          ""Loan Documents" means the Agreement, Revolving Loan Note I, Revolving Loan Note II, the Term Loan Note and all other notes, guaranties, security agreements, certificates, landlord's agreements, Lock Box and Blocked Account agreements and all other agreements, documents and instruments now or hereafter executed or delivered by Borrower, Pledgor or any Obligor in connection with, or to evidence the transactions contemplated by, this Agreement including but not limited to that certain Security Agreement dated June ___, 1999 by and between Pledgor and Lender."

     25.  Representations and Warranties. The representations and warranties
          ------------------------------
contained in the Loan Agreement and the First Amendment are hereby reaffirmed as if made on the date hereof. The Borrower and Pledgor further represent and warrant that, as of the date hereof, (i) the Borrower and Pledgor is in compliance with all terms and conditions of the Loan Agreement, (ii) there exists no Event of Default, and (iii) there exists no event or condition which would, with the lapse of time or the giving of notice or both, become an Event of Default.

     26.  Conditions to Effectiveness of Amendment. The obligation of Lender to
          ----------------------------------------
agree to the foregoing amendments to the terms of the Loan Agreement is subject to fulfillment of the following conditions:

               (a) confirmation to Lender's satisfaction that Borrower and Pledgor is in good standing in all jurisdiction of its incorporation and that Lender continues to maintain a first priority security interest in all collateral;

               (b) confirmation to Lender's satisfaction that this Amendment and the other agreements required hereunder have been duly authorized by all required corporate and other action and are the legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms (including, if requested by Lender, an opinion of counsel to the foregoing effect and covering such other matters as Lender may request);

               (c) confirmation to the satisfaction of Lender that all representations, warranties and covenants under the Loan Agreement and all agreements executed in connection therewith are true and correct and unbreached as of the date hereof;

               (d) execution by the guarantors of the Acknowledgment and Agreement of Guarantors attached hereto;

               (e) delivery to Lender of such other certifications and documents and the performance of such other acts as Lender may reasonably request.

     27.  Confirmation of Obligations, Liens and Security Interests. Borrower
          ---------------------------------------------------------
and Pledgor hereby ratify and confirm that, except as expressly herein set forth, the Loan Agreement and all liens, security interests and other rights in favor of Lender as provided therein and all agreements delivered by or on behalf of Borrower and Pledgor to Lender in connection therewith remain in full force and effect and remain enforceable in accordance with their respective terms.

     28.  No Other Amendments; Reaffirmation. Except as amended hereby, the Loan
          ----------------------------------
Agreement, the First Amendment and all other Loan Documents shall remain in full force and effect and be binding on the Borrower and Pledgor in accordance with their respective terms. The Borrower and Pledgor hereby ratify and reaffirm their obligations under the Loan Agreement and other Loan Documents, and acknowledge and covenant that each has no defense, claim or right of set-off in respect thereof.

     29.  Course of Dealing.  No course of dealing heretofore or hereafter
          -----------------
between Lender and Borrower or Lender and Pledgor and no failure or delay on the part of Lender in exercising any rights or remedies under the Loan Agreement or this Third Amendment or existing at law or in equity shall operate as a waiver of any right or remedy of Lender with respect to the Borrower's or Pledgor's obligations except to the extent expressly stated in this Amendment.

     30.  Release.  In consideration of the agreement of Lender to modify the
          -------
terms of the Loan Agreement as set forth in this Third Amendment, Borrower and Pledgor hereby release, discharges and acquits forever the Lender and any of its officers, directors, servants, agents, employees and attorneys, past and present, from any and all claims, demands and causes of action, of whatever nature, whether in contract or tort, accrued or to accrue, contingent or vested, known or unknown, arising out of or relating to the loans evidenced by the Loan Agreement, as hereby amended, or Lender's administration of same or any other actions taken pursuant to the Loan Agreement or under any other documents or instruments evidencing loans made by Lender to Borrower or the administration of same through the date hereof. Borrower and Pledgor hereby further indemnify and hold Lender, any officers, directors, servants, agents, employees and attorneys of Lender, past or present, harmless from any and all such claims, demands and causes of action by Borrower or Pledgor, or anyone claiming by, through or under Borrower or Pledgor or any of them, said indemnity to cover all losses, expenses incurred by the Lender, its officers, directors, servants, agents, employees or attorneys, past or present, in connection with any such claims, demands, or causes of action, including all attorneys' fees and costs.

     31.  Costs and Expenses. The Borrower and Pledgor hereby reaffirm their
          ------------------
agreement under the Loan Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Agreement and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower and Pledgor specifically agrees to pay all fees and disbursements of counsel to Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower and Pledgor hereby agree that Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower or Pledgor, make a loan to the Borrower under the Loan Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

     32.  Counterparts.  This Amendment and the Acknowledgment and Agreement of
          ------------
Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

     33.  Miscellaneous.
          -------------

          (a) The Loan Agreement and all other Loan Documents are hereby amended wherever necessary to reflect the foregoing amendments.

          (b) This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

          (c) This Amendment shall be construed in accordance with and be governed by the laws of the State of New York.

          (d) Borrower and Pledgor agree to execute such other and further documents, instruments and agreements as Lender may request to implement the provisions of this Amendment.

          (e) Wherever possible each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.


                      THIS SPACE INTENTIONALLY LEFT BLANK

     IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date first above written.

                                        PONY EXPRESS DELIVERY
                                        SERVICES, INC.



                                        By:___________________________

                                        Name:_________________________

                                        Title:________________________


                                        FLEET ACQUISITION CORP.

                                        By:________________________________

                                        Name:______________________________

                                        Title:_____________________________



                                        NATIONSCREDIT COMMERCIAL
                                        CORPORATION, THROUGH ITS
                                        NATIONSCREDIT COMMERCIAL FUNDING
                                        DIVISION



                                        By:___________________________

                                        Name:_________________________

                                        Title:________________________

                   ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS
                   ------------------------------------------

          MUSTANG HOLDINGS, INC., a Kansas corporation, and COURIER EXPRESS, INC., a California corporation, a each a guarantor of the indebtedness of PONY EXPRESS DELIVERY SERVICES, INC. (the "Borrower") pursuant to their guaranties dated May 29, 1998 and September 15, 1998, respectively (each, a "Guaranty"), hereby (i) each acknowledges receipt of the foregoing Amendment; (ii) each consents to the terms and execution thereof; (iii) each reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) each acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Loan Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under his or its Guaranty.

                                        Mustang Holdings, Inc.

                                        By:__________________________

                                        Name:________________________

                                        Title:_______________________


                                        Courier Express, Inc.

                                        By:__________________________

                                        Name:________________________

                                        Title:_______________________